SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                            Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




            Date of Report (Date of earliest event reported):  December 12, 1995


                             COCA-COLA ENTERPRISES INC.

                (Exact name of registrant as specified in its charter)



            Delaware                  01-09300                 58-0503352
           (State of            (Commission File No.)        (IRS Employer
         Incorporation)                                    Identification No.)




                 One Coca-Cola Plaza, N.W., Atlanta, Georgia 30313 (Address of principal executive offices, including zip code)

                                  (404) 676-2100
              (Registrant's telephone number, including area code)












                                           Page 1 of 5 pages
                                           Exhibit Index page 4

   Item 5.   Other Events
             ------------
             On December 12, 1995, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the Company's discussions with The Coca-Cola Company regarding the potential acquisition of The Coca-Cola Company's bottling and canning operations in France and Belgium.


   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------
             (c) Exhibits.


             28 Press Release of Coca-Cola Enterprises Inc. issued December 12, 1995

                 ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COCA-COLA ENTERPRISES INC.
                                        (Registrant)


                                          LOWRY F. KLINE
   Date:  December 12, 1995           By:------------------------------
                                      Lowry F. Kline
                                      General Counsel

                              COCA-COLA ENTERPRISES INC.

                                    EXHIBIT INDEX


   Exhibit No.                                                     Page


       28         Press release of Coca-Cola Enterprises Inc.         5
                  issued December 12, 1995